SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 17, 1996
                          -----------------------------


                     ADVANCED DEPOSITION TECHNOLOGIES, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

           1-12230                                  04-2865714
           -------                                  ----------
   (Commission File Number)            (I.R.S. Employer Identification No.)


    580 Myles Standish Boulevard, Taunton, Massachusetts          02780
    ----------------------------------------------------          -----
          (Address of Principal Executive Offices)             (Zip Code)

                                 (508) 823-0707
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)







                                TABLE OF CONTENTS

                                    FORM 8-K

                                  July 12, 1996



Item                                                                      Page
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ITEM 5.           OTHER EVENTS                                              1

SIGNATURE                                                                   2

EXHIBITS                                                                  None








ITEM 5.           OTHER EVENTS

         Wednesday July 10, 1996 was the last day of the "Special Exercise Period" during which the terms of the Registrant's Redeemable Common Stock Purchase Warrants (the "Warrants") were temporarily modified. The Warrants have returned to their original terms.

         During the Special Exercise Period, each Warrant entitled the holder to purchase one share of Common Stock, $.01 par value per share, of the Registrant at the exercise price of $5.00 per share and to receive one Class B Redeemable Common Stock Purchase Warrant ("Class B Warrant") for no additional consideration. The terms of the Class B Warrants have been described in prior filings with the Securities and Exchange Commission.

         1,017,921 Warrants were exercised during the Special Exercise period. The Class B Warrants are currently listed on the Nasdaq SmallCap Market under the symbol "ADTCZ."



                                        1





                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Advanced Deposition Technologies, Inc.



                                         By:  /s/ Glenn J. Walters
                                             ---------------------------------
                                             Glenn J. Walters, President
Date:  July 17, 1996


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